                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) August 25, 1995



     LEHMAN ABS CORPORATION (as depositor under the Pooling and Servicing
      Agreement dated as of July 1, 1995, providing for the issuance of the Lehman FHA Title I Loan Trust 1995-4, FHA Title I Loan Asset
                     Backed Certificates, Series 1995-4)



                            LEHMAN ABS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                      33-90642            13-3447441
(STATE OR OTHER JURISDICTION       (COMMISSION         (I.R.S. EMPLOYER
OF INCORPORATION)                  FILE NUMBER)        IDENTIFICATION NO.)



Three World Financial Center
200 Vesey Street
New York, New York                                10285
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP
CODE)



Registrant's telephone number, including area code: (212) 298-2000

ITEM 5.   OTHER EVENTS

     Attached hereto are copies of the monthly Certificateholder Reports to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

Exhibits

Exhibit 1: Certificateholder Report to the Certificateholders, dated August 25, 1995.

Exhibit 2: Certificateholder Report to the Certificateholders, dated September 25, 1995 and Revised Certificateholder Report, revised as of 10/19/95.


Exhibit 3: Certificateholder Report to the Certificateholders, dated October 25, 1995 and Revised Certificateholder Report, revised as of 11/20/95.

Exhibit 4: Certificateholder Report to the Certificateholders, dated November 25, 1995.

Exhibit 5: Certificateholder Report to the Certificateholders, dated December 25, 1995.

Exhibit 6: Certificateholder Report to the Certificateholders, dated January 25, 1996.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         First Bank National Association, not in its individual capacity but solely as Trustee.




                         By:  /s/ CHRISTINA HATFIELD
                              --------------------------------------------
                             CHRISTINA HATFIELD
                             ASSISTANT VICE PRESIDENT




Date:     February 23, 1996

                                EXHIBIT INDEX

                                                                 Sequential
                           Document                             Page Number


Exhibit 1:  Certificateholder Report to the
Certificateholders, dated August 25, 1995.                           5

Exhibit 2:  Certificateholder Report to the
Certificateholders, dated September 25, 1995 and Revised
Certificateholder Report, revised as of 10/19/95.                    10

Exhibit 3:  Certificateholder Report to the
Certificateholders, dated October 25, 1995 and Revised
Certificateholder Report, revised as of 11/20/95.                    16

Exhibit 4:  Certificateholder Report to the
Certificateholders, dated November 25, 1995.                         22

Exhibit 5:  Certificateholder Report to the
Certificateholders, dated December 25, 1995.                         27

Exhibit 6:  Certificateholder Report to the
Certificateholders, dated January 25, 1996.                          32

                                                              Exhibit 1

                              FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                                             SERIES 1995-4
                                   REVISED CERTIFICATEHOLDER REPORT
                                      DISTRIBUTION DATE: 8/25/95


FACTORS  (Per $1,000 Of Original Certificate Balance)
                                                                                                Ending
                                          Original         Interest        Principal       Certificate
                     CUSIP             Certificate     Distribution     Distribution           Balance
                    Number                 Balance           Factor           Factor            Factor
    Class S           ____      72,227,947.22/(a)/       0.41041662       0.00000000      994.78029967
    Class A      525177AA9     109,983,388.00            5.74999999       3.42786531      996.57213469




INTEREST                                                  Monthly                              Current
                            Interest    Interest On      Interest                  Interest   Interest
           Certificate     Carryover      Carryover Distributable     Interest Distribution  Carryover
                  Rate     Shortfall      Shortfall        Amount Distribution      Payment  Shortfall
  Class S     0.49250%          0.00           0.00     29,643.55    29,643.55    29,643.55       0.00
  Class A     6.90000%          0.00           0.00    632,404.48   632,404.48   632,404.48       0.00

    Total                       0.00           0.00    662,048.03   662,048.03   662,048.03       0.00



PRINCIPAL                Outstanding       Monthly                                           Current
              Beginning   Principal      Principal                Principal        Ending  Principal
            Certificate   Carryover  Distributable   Principal Distribution   Certificate  Carryover
                Balance   Shortfall         Amount Distribution     Payment       Balance  Shortfall
Class S   72,227,947.22/(a)/  ____          ____        ____          ____   71,850,938.98/(a)/ ____
Class A  109,983,388.00       0.00    377,008.24   377,008.24    377,008.24  109,606,379.76     0.00

    Total 109,983,388.00      0.00    377,008.24   377,008.24    377,008.24  109,606,379.76     0.00



DISTRIBUTIONS                                       OTHER INFORMATION
FHA Premium Account Deposit               1,654.18  Defaulted Loans During The Related Due
Master Servicer Fee                      12,035.19  Period                                        0.00
Master Servicer Reimbursement                 0.00  Principal Balance Of All Defaulted
Trustee Fee                               2,338.08  Mortgage Loans                                0.00
Priority Expenses                             0.00  Cram Down Losses                              0.00
Class Interest Distribution             662,048.03  Excess Interest Paid As Principal             0.00
Amounts Owing to Certificate Insurer     17,047.43  Required OC Amount                           2.00%
Class A Principal Distribution          377,008.24  Overcollateralization Prior to
Class A Guaranteed Principal                        Allocation of
Distribution Amount                           0.00  Distributable Excess Spread           2,244,559.22
Successor Master Servicer Fee                 0.00  Actual Overcollateralization          2,244,559.22
Other Fee                                     0.00  Required Overcollateralization        2,244,558.94
Class R Distribution                    281,934.94  Beginning Collateral Balance         72,227,947.22
                                                    Ending Collateral Balance            71,850,938.98
Total Distribution Amount             1,354,066.09


/(a)/ The Class S Notional Amount is equal to the Aggregate Principal Balance of the Loans.


                                   REVISED
                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4

*****************************************************************************

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of July 1, 1995 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the August 21, 1995 Distribution Date is being presented to the Trustee for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  July 1, 1995 - July 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)):

    Interest:

     Ending Aggregate Principal Balance
     of Mortgage Loans as of the preceding
     Distribution Date:  July 20, 1995                 $    72,203,139.15
                                                    ---------------------

     Less: Total Amount of
     Defaulted Mortgage Loan: July 31, 1995            $             0.00
                                                    ---------------------
     Adjusted Beginning Aggregate
     Principal Balance:                                $    72,203,139.15
                                                    ---------------------

     Interest due on Mortgage Loans during
     the preceding Due Period:                         $       753,448.20
                                                    ---------------------

     Interest collected on Mortgage Loans during
     the preceding Due Period:                         $       717,692.74
                                                    ---------------------

    Principal:

     Regular Installments                              $       105,229.90
                                                    ---------------------


     Curtailments                                      $        48,416.09
                                                    ---------------------

     Full Prepayments                                  $       223,362.25
                                                    ---------------------

     Foreclosures (Claim Funds Received)/Other:
     See explanation                                   $             0.00
                                                    ---------------------

     Total Principal Collections:                      $       377,008.24
                                                    ---------------------


Defective Mortgage Loans Purchased by Keystone as of the July 31, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                        $             0.00
                                                    ---------------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                         $             0.00
                                                    ---------------------

Mortgage Loans Purchased by Master Servicer as of the July 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:         $             0.00
                                                    ---------------------

     (ii) Unpaid accrued interest for such Mortgage
          Loans with Rejected Claims:                  $             0.00
                                                    ---------------------


Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)   100% of Aggregate Principal Balance
           for Mortgage Loan:                          $             0.00
                                                    ---------------------

     (ii)  Unpaid accrued interest:                    $             0.00
                                                    ---------------------

     (iii) Fair Market Value of Pending FHA Claims
           as determined by Independent Appraiser:     $             0.00
                                                    ---------------------

     (iv)  Fair Market Value of Foreclosed
           Properties as determined by Independent
           Appraiser:                                  $             0.00
                                                    ---------------------

TOTAL DISTRIBUTION AMOUNT:                             $    1,130,456.44
                                                    =====================

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance -
     Beginning Due Period                              $             0.00
                                                    ---------------------

     FHA Claims Paid                                   $             0.00
                                                    ---------------------

     FHA Insurance Reductions/Additions                $             0.00
                                                    ---------------------

     FHA Insurance Coverage Balance -
     End of Due Period                                 $             0.00
                                                    ---------------------

     FHA Claims Filed                                  $             0.00
                                                    ---------------------

     FHA Claim Funds Available from Other Transactions $             0.00
                                                    ---------------------


DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month
          Based on 1 Month.                                 0.00%
                                                    ---------------------

     Cumulative Default Percentage                          0.00%
                                                    ---------------------

     30 Day + Delinquency Percentage                        0.68%
                                                    ---------------------

     60 Day + Delinquency Percentage                        0.00%
                                                    ---------------------

DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                             $             0.00
                                                    ---------------------

     Recoveries on Defaulted Loans
     during the prior Due Period (Current):            $             0.00
                                                    ---------------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property
     from the Trust (Cumulative):                      $             0.00
                                                    ---------------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                  $             0.00
                                                    ---------------------

     Remaining defaulted loan balance reflecting all
        collections received (losses):                 $             0.00
                                                    ---------------------

     Total loans to be foreclosed
         (see attached):                      #  0     $            0.00
                                                    ---------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):           $         1,654.18
                                                    ---------------------

     FHA Premiums Collected on Invoiced Loans:         $        28,090.89
                                                    ---------------------

     FHA Premiums and Other Charges Due:               $         1,654.18
                                                    ---------------------


     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:            $         5,811.06
                                                    ---------------------

     Master Servicer Fee (4.05.a.ii):                  $        12,035.19
                                                    ---------------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

         Interest Advances:                            $        43,165.07
                                                    ---------------------

         Foreclosure Advances:                         $             0.00
                                                    ---------------------


     Cumulative Advances made by Master Servicer:

         Interest Advances:                            $        43,078.73
                                                    ---------------------

         Foreclosure Advances:                         $             0.00
                                                    ---------------------

    Advances made by Master Servicer
    entitled to reimbursement (4.05.a.iii):

         Amount of Interest Advances
         to be reimbursed from unrelated
         Mortgage Loans:                               $             0.00
                                                    ---------------------

         Foreclosure Advances:                         $             0.00
                                                    ---------------------

    Unpaid Principal Balance -
     Current Loans  July 31, 1995                      $    71,335,593.06
                                                    ---------------------







Certificate Provided By:  /s/ Kelly Stricklan              Date:  8/24/95
                          -------------------                     -------
                                                                  Revised
                                      9

                                                              Exhibit 2

                              FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                                             SERIES 1995-4
                                   REVISED CERTIFICATEHOLDER REPORT
                                      DISTRIBUTION DATE: 9/25/95
                                        REVISED AS OF 10/19/95

FACTORS  (Per $1,000 Of Original Certificate Balance)
                                                                                                Ending
                                 Original              Interest       Principal            Certificate
                     CUSIP    Certificate          Distribution    Distribution                Balance
                    Number        Balance                Factor          Factor                 Factor
     Class S          ____     72,227,947.22/(a)/    0.40827437      0.00000000         1,543.51612860
     Class A     525177AE1    109,983,388.00         5.73028974      3.32784675           993.24428795


INTEREST                                             Monthly                                Current
                        Interest  Interest On       Interest                    Interest   Interest
         Certificate   Carryover    Carryover  Distributable      Interest  Distribution  Carryover
                Rate   Shortfall    Shortfall         Amount  Distribution       Payment  Shortfall
Class S     0.49250%        0.00         0.00      29,488.82     29,488.82     29,488.82       0.00
Class A     6.90000%        0.00         0.00     630,236.68    630,236.68    630,236.68       0.00

     Total                  0.00         0.00     659,725.50    659,725.50    659,725.50       0.00


PRINCIPAL
                      Outstanding       Monthly                                                 Current
             Beginning  Principal      Principal                   Principal         Ending   Principal
           Certificate  Carryover  Distributable     Principal  Distribution    Certificate   Carryover
  Class        Balance  Shortfall         Amount  Distribution       Payment        Balance   Shortfall
Class S  71,850,938.98/(a)/  ____           ____          ____        ____   111,485,001.47/(a)/   ____
Class A 109,606,379.76       0.00      366,007.86    366,007.86  366,007.86  109,240,371.90        0.00

  Total 109,606,379.76       0.00      366,007.86    366,007.86  366,007.86  109,240,371.90        0.00


DISTRIBUTIONS                                     OTHER INFORMATION
FHA Premium Account Deposit            14,202.40  Defaulted Loans During The Related Due
Master Servicer Fee                    11,974.45  Period                                          0.00
Master Servicer Reimbursement               0.00  Principal Balance Of All Defaulted
Trustee Fee                             2,330.23  Mortgage Loans                                  0.00
Priority Expenses                           0.00  Cram Down Losses                                0.00
Class Interest Distribution           659,725.50  Excess Interest Paid As Principal               0.00
Amounts Owing to Certificate Insurer   16,988.99  Required OC Amount                             2.00%
Class A Principal Distribution        366,007.86  Overcollateralization Prior to
Class A Guaranteed Principal                      Allocation of
Distribution Amount                         0.00  Distributable Excess Spread              2,244,629.57
Successor Master Servicer Fee               0.00  Actual Overcollateralization             2,244,629.57
Other Fee                                   0.00  Required Overcollateralization           2,244,558.94
Class R Distribution                  271,934.03  Beginning Collateral Balance            71,850,938.98
                                                  Ending Collateral Balance              111,485,001.47
Total Distribution Amount           1,343,163.46


/(a)/ The Class S Notional Amount is equal to the Aggregate Principal Balance of the Loans.


                                                               EXHIBIT 2

                              FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                                             SERIES 1995-4
                                      CERTIFICATEHOLDER   REPORT
                                      DISTRIBUTION DATE: 9/25/95

FACTORS (Per $1,000 Of Original Certificate Balance)
                                                                                           Ending
                                   Original          Interest       Principal         Certificate
                     CUSIP      Certificate      Distribution    Distribution             Balance
                    Number          Balance            Factor          Factor              Factor
     Class S          ____    72,203,139.15/(a)/   0.40827366      0.00000000      1,544.33801428
     Class A     525177AA9   109,983,388.00        5.72901873      3.32784675        993.02323975


INTEREST
                                                        Monthly                                 Current
                             Interest Interest On      Interest                    Interest    Interest
              Certificate   Carryover   Carryover Distributable     Interest   Distribution   Carryover
                     Rate   Shortfall   Shortfall        Amount Distribution        Payment   Shortfall
   Class S       0.49250%        0.00        0.00     29,478.64    29,478.64      29,478.64        0.00
   Class A       6.90000%        0.00        0.00    630,096.89   630,096.89     630,096.89        0.00

     Total                       0.00        0.00    659,575.53   659,575.53     659,575.53        0.00


PRINCIPAL

                      Outstanding        Monthly                                                Current
             Beginning  Principal      Principal                   Principal       Ending     Principal
           Certificate  Carryover  Distributable     Principal  Distribution  Certificate     Carryover
               Balance  Shortfall         Amount  Distribution       Payment      Balance     Shortfall
Class S  71,826,130.91/(a)/  ____           ____          ____          ____   111,506,052.54/(a)/ ____
Class A 109,582,068.13       0.00     366,007.86    366,007.86     366,007.86  109,216,060.27      0.00
                                                                                                   ____
  Total 109,582,068.13       0.00     366,007.86    366,007.86     366,007.86  109,216,060.27      0.00


DISTRIBUTIONS                                                    OTHER INFORMATION
FHA Premium Account Deposit                       14,202.40  Defaulted Loans During The Related Due Period                0.00
Master Servicer Fee                               11,974.45  Principal Balance Of All Defaulted Mortgage Loans            0.00
Master Servicer Reimbursement                          0.00  Cram Down Losses                                             0.00
Trustee Fee                                        2,329.71  Excess Interest Paid As Principal                            0.00
Priority Expenses                                      0.00  Required OC Amount                                          2.00%
Class Interest Distribution                      659,575.53  Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer              17,535.14      Distributable Excess Spread                      2,289,992.27
Class A Principal Distribution                   366,007.86  Actual Overcollateralization                         2,289,992.27
Class A Guaranteed Principal Distribution Amount       0.00  Required Overcollateralization                       2,244,062.78
Successor Master Servicer Fee                          0.00  Beginning Collateral Balance                        71,826,130.91
Other Fee                                              0.00  Ending Collateral Balance                          111,506,052.54
Class R Distribution                             271,541.31

Total Distribution Amount                      1,343,166.40

/(a)/ The Class S Notional Amount is equal to the Aggregate Principal Balance of the Loans.


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4

  **************************************************************************

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of July 1, 1995 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the September 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  August 1, 1995 - August 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b))-

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:  August 21, 1995          $    71,850,938.98
                                                    ---------------------

          Less:  Total Amount of Defaulted
          Mortgage Loan:      August 31, 1995          $             0.00
                                                    ---------------------
          Adjusted Beginning Aggregate
          Principal Balance:                           $    71,850,938.98
                                                    ---------------------

          Interest due on Mortgage Loans during
          the preceding Due Period:                    $       749,703.50
                                                    ---------------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                    $       712,825.65
                                                    ---------------------

     Principal:

          Regular Installments                         $       104,713.82
                                                    ---------------------

          Curtailments                                 $        35,849.41
                                                    ---------------------

          Full Prepayments                             $       225,444.63
                                                    ---------------------

          Foreclosures (Claim Funds Received)/
          Other:  See explanation                      $             0.00
                                                    ---------------------

          Total Principal Collections:                 $       366,007.86
                                                    ---------------------

Defective Mortgage Loans Purchased by Keystone as of the August 31, 1995 Monthly Cutoff


(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                        $             0.00
                                                    ---------------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                         $             0.00
                                                    ---------------------

Mortgage Loans Purchased by Master Servicer as of the August 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:         $            0.00
                                                    --------------------

     (ii) Unpaid accrued interest for such Mortgage
          Loans with Rejected Claims:                  $            0.00
                                                    --------------------


Amounts received from Keystone upon
optional termination (9.01(d):

     (i)   100% of the Aggregate Principal Balance
           for Mortgage Loan:                          $            0.00
                                                    --------------------

     (ii)  Unpaid Accrued Interest:                    $            0.00
                                                    --------------------

     (iii) Fair Market Value of Pending FHA Claims
           as determined by Independent Appraiser:     $            0.00
                                                    --------------------

     (iv)  Fair Market Value of Foreclosed
           Properties as determined by Independent
           Appraiser:                                  $            0.00
                                                    --------------------

TOTAL DISTRIBUTION AMOUNT:                             $    1,115,711.36
                                                    ====================

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance -
     Beginning Due Period                              $             0.00
                                                    ---------------------

     FHA Claims Paid                                   $             0.00
                                                    ---------------------

     FHA Insurance Reductions/Additions                $     1,015,629.91
                                                    ---------------------

     FHA Insurance Coverage Balance -
     End of Due Period                                 $     1,015,629.91
                                                    ---------------------



     FHA Claims Filed                                  $             0.00
                                                    ---------------------

     FHA Claim Funds Available from
     Other Transactions                                $     3,313,128.27
                                                    ---------------------


DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month
          Based on 2 Months.                                0.00%
                                                    ---------------------

     Cumulative Default Percentage                          0.00%
                                                    ---------------------

     30 Day + Delinquency Percentage                        1.32%
                                                    ---------------------

     60 Day + Delinquency Percentage                        0.21%
                                                    ---------------------

DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                             $             0.00
                                                    ---------------------

     Recoveries on Defaulted Loans
     during the prior Due Period (Current):            $             0.00
                                                    ---------------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from
     the Trust (Cumulative):                           $             0.00
                                                    ---------------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                  $             0.00
                                                    ---------------------

     Remaining defaulted loan balance reflecting all
     collections received (losses):                    $             0.00
                                                    ---------------------

     Total loans to be foreclosed
     (see attached):                                   $             0.00
                                                    ---------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):           $        14,202.40
                                                    ---------------------

     FHA Premiums Collected on Invoiced Loans:         $        27,122.49
                                                    ---------------------


     FHA Premiums and Other Charges Due:               $         4,125.03
                                                    ---------------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:            $         6,772.89
                                                    ---------------------

     Master Servicer Fee (4.05.a.ii):                  $        11,974.45
                                                    ---------------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                           $        40,842.91
                                                    ---------------------


          Foreclosure Advances:                        $             0.00
                                                    ---------------------

     Cumulative Advances made by Master Servicer:

          Interest Advances:                           $        80,092.54
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                              $             0.00
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------

     Unpaid Principal Balance -
     Current Loans  August 31, 1995                    $    70,538,920.35
                                                    ---------------------







Certificate Provided By:    /s/ Kelly Stricklan            Date:  9/18/95
                         ----------------------                   -------

                                                              Exhibit 3

                              FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                                             SERIES 1995-4
                            REVISED CERTIFICATEHOLDER REPORT AS OF 11/20/95
                                      DISTRIBUTION DATE: 10/25/95

FACTORS  (Per $1,000 Of Original Certificate Balance)
                                                                                                Ending
                                 Original              Interest       Principal            Certificate
                      CUSIP   Certificate          Distribution    Distribution                Balance
                     Number       Balance                Factor          Factor                 Factor
     Class S           ____    72,227,947.22/(a)/    0.63348471      0.00000000         1,533.86412648
     Class A      525177AE1   109,983,388.00         5.71115467      6.33863270           986.90565524


INTEREST                                                 Monthly                                Current
                            Interest  Interest On       Interest                    Interest   Interest
             Certificate   Carryover    Carryover  Distributable      Interest  Distribution  Carryover
     Class          Rate   Shortfall    Shortfall         Amount  Distribution       Payment  Shortfall
   Class S      0.49250%        0.00         0.00      45,755.30     45,755.30     45,755.30       0.00
   Class A      6.90000%        0.00         0.00     628,132.14    628,132.14    628,132.14       0.00

     Total                      0.00         0.00     673,887.44    673,887.44    673,887.44       0.00


PRINCIPAL

                       Outstanding       Monthly                                                Current
             Beginning   Principal      Principal                   Principal         Ending  Principal
           Certificate   Carryover  Distributable     Principal  Distribution    Certificate  Carryover
  Class        Balance   Shortfall         Amount  Distribution       Payment        Balance  Shortfall
Class S 111,485,001.47/(a)/   ____           ____          ____         ____  110,787,857.17/(a)/ ____
Class A 109,240,371.90        0.00     697,144.30    697,144.30   697,144.30  108,543,227.60      0.00

  Total 109,240,371.90        0.00     697,144.30    697,144.30   697,144.30  108,543,227.60      0.00


DISTRIBUTIONS                                                    OTHER INFORMATION
FHA Premium Account Deposit                          17,732.63   Defaulted Loans During The Related Due Period             0.00
Master Servicer Fee                                  18,582.34   Principal Balance Of All Defaulted Mortgage Loans         0.00
Master Servicer Reimbursement                             0.00   Cram Down Losses                                          0.00
Trustee Fee                                           2,322.60   Excess Interest Paid As Principal                         0.00
Priority Expenses                                         0.00   Required OC Amount                                       2.00%
Class Interest Distribution                         673,887.44   Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer                 16,386.06       Distributable Excess Spread                   2,244,629.57
Class A Principal Distribution                      697,144.30   Actual Overcollateralization                      2,244,629.57
Class A Guaranteed Principal Distribution Amount          0.00   Required Overcollateralization                    2,244,558.94
Successor Master Servicer Fee                             0.00   Beginning Collateral Balance                    111,485,001.47
Other Fee                                                 0.00   Ending Collateral Balance                       110,787,857.17
Class R Distribution                                554,937.30

Total Distribution Amount                         1,980,992.67

/(a)/ The Class S Notional Amount is equal to the Aggregate Principal Balance of the Loans.


                                                               Exhibit 3

                              FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                                             SERIES 1995-4
                                       CERTIFICATEHOLDER REPORT
                                      DISTRIBUTION DATE: 10/25/95

FACTORS  (Per $1,000 Of Original Certificate Balance)
                                                                                               Ending
                                   Original           Interest       Principal            Certificate
                     CUSIP      Certificate       Distribution    Distribution                Balance
                    Number          Balance             Factor          Factor                 Factor
     Class S          ____    72,227,947.22/(a)/    0.63348471      0.00000000         1,533.86412648
     Class A     525177AE1   109,983,388.00         5.71115467      6.33863270           986.90565524


INTEREST                                                  Monthly                                Current
                             Interest  Interest On       Interest                    Interest   Interest
             Certificate    Carryover    Carryover  Distributable      Interest  Distribution  Carryover
                    Rate    Shortfall    Shortfall         Amount  Distribution       Payment  Shortfall
   Class S      0.49250%         0.00         0.00      45,755.30     45,755.30     45,755.30       0.00
   Class A      6.90000%         0.00         0.00     628,132.14    628,132.14    628,132.14       0.00

     Total                       0.00         0.00     673,887.44    673,887.44    673,887.44       0.00


PRINCIPAL

                       Outstanding        Monthly                                               Current
              Beginning  Principal      Principal                   Principal       Ending    Principal
            Certificate  Carryover  Distributable     Principal  Distribution  Certificate    Carryover
                Balance  Shortfall         Amount  Distribution       Payment      Balance    Shortfall
Class S  111,485,001.47/(a)/  ____           ____          ____          ____ 110,787,857.17/(a)/  ____
Class A  109,240,371.90       0.00     697,144.30    697,144.30    697,144.30 108,543,227.60       0.00

  Total  109,240,371.90       0.00     697,144.30    697,144.30    697,144.30 108,543,227.60       0.00


DISTRIBUTIONS                                                    OTHER INFORMATION
FHA Premium Account Deposit                          17,732.63   Defaulted Loans During The Related Due Period            0.00
Master Servicer Fee                                  18,582.34   Principal Balance Of All Defaulted
Master Servicer Reimbursement                             0.00       Mortgage Loans                                       0.00
Trustee Fee                                           2,322.60   Cram Down Losses                                         0.00
Priority Expenses                                         0.00   Excess Interest Paid As Principal                        0.00
Class Interest Distribution                         673,887.44   Required OC Amount                                      2.00%
Amounts Owing to Certificate Insurer                 16,386.06   Overcollateralization Prior to Allocation of
Class A Principal Distribution                      697,144.30       Distributable Excess Spread                  2,244,629.57
Class A Guaranteed Principal Distribution Amount          0.00   Actual Overcollateralization                     2,244,629.57
Successor Master Servicer Fee                             0.00   Required Overcollateralization                   2,244,558.94
Other Fee                                                 0.00   Beginning Collateral Balance                   111,485,001.47
Class R Distribution                                553,712.53   Ending Collateral Balance                      110,787,857.17

Total Distribution Amount                         1,979,767.90

/(a)/ The Class S Notional Amount is equal to the Aggregate Principal Balance of the Loans.


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4

  *************************************************************************

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of July 1, 1995 among
Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the October 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  September 1, 1995 - September 30, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b))-

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:  September 20, 1995       $   111,485,001.47
                                                    ---------------------

          Less:  Total Amount of Defaulted
          Mortgage Loan:      September 30, 1995       $             0.00
                                                    ---------------------
          Adjusted Beginning Aggregate
          Principal Balance:                           $   111,485,001.47
                                                    ---------------------

          Interest due on Mortgage Loans during
          the preceding Due Period:                    $     1,169,873.83
                                                    ---------------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                    $     1,102,706.34
                                                    ---------------------

     Principal:

          Regular Installments                         $       158,704.50
                                                    ---------------------

          Curtailments                                 $        54,147.33
                                                    ---------------------

          Full Prepayments                             $       484,292.47
                                                    ---------------------

          Foreclosures (Claim Funds Received)/
          Other:  See explanation                      $             0.00
                                                    ---------------------

          Total Principal Collections:                 $       697,144.30
                                                    ---------------------

Defective Mortgage Loans Purchased by Keystone as of the September 30, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                        $             0.00
                                                    ---------------------
     (ii) Unpaid accrued interest for such
          Defective Mortgages:                         $             0.00
                                                    ---------------------

Mortgage Loans Purchased by Master Servicer as of the September 30, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:         $             0.00
                                                    ---------------------

     (ii) Unpaid accrued interest for such Mortgage
          Loans with Rejected Claims:                  $             0.00
                                                    ---------------------

Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)   100% of Aggregate Principal Balance
           for Mortgage Loan:                          $             0.00
                                                    ---------------------

     (ii)  Unpaid Accrued Interest:                    $             0.00
                                                    ---------------------

     (iii) Fair Market Value of Pending FHA Claims
           as determined by Independent Appraiser:     $             0.00
                                                    ---------------------

     (iv)  Fair Market Value of Foreclosed
           Properties as determined by Independent
           Appraiser:                                  $             0.00
                                                    ---------------------


TOTAL DISTRIBUTION AMOUNT:                             $     1,867,018.13
                                                    =====================

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance -
     Beginning Due Period                              $     1,015,629.91
                                                    ---------------------

     FHA Claims Paid                                   $             0.00
                                                    ---------------------

     FHA Insurance Reductions/Additions                $       239,747.11
                                                    ---------------------

     FHA Insurance Coverage Balance -
     End of Due Period                                 $     1,255,377.02
                                                    ---------------------

     FHA Claims Filed                                  $             0.00
                                                    ---------------------



     FHA Claim Funds Available from Other Transactions $     3,313,128.27
                                                    ---------------------


DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month
          Based on 3 Months.                                0.00%
                                                    ----------------------

     Cumulative Default Percentage                          0.00%
                                                    ----------------------

     30 Day + Delinquency Percentage                        2.13%
                                                    ----------------------

     60 Day + Delinquency Percentage                        0.64%
                                                    ----------------------

DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                             $             0.00
                                                    ---------------------


     Recoveries on Defaulted Loans during
     the prior Due Period (Current):                   $             0.00
                                                    ---------------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from
     the Trust (Cumulative):                           $             0.00
                                                    ---------------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                  $             0.00
                                                    ---------------------

     Remaining defaulted loan balance reflecting all
     collections received (losses):                    $             0.00
                                                    ---------------------

     Total loans to be foreclosed
     (see attached):                          #  0     $             0.00
                                                    ---------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):           $        17,732.63
                                                    ---------------------

     FHA Premiums Collected on Invoiced Loans:         $        42,112.77
                                                    ---------------------

     FHA Premiums and Other Charges Due:               $         2,936.30
                                                    ---------------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:            $        10,596.90
                                                    ---------------------

     Master Servicer Fee (4.05.a.ii):                  $        18,582.34
                                                    ---------------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                           $        67,167.49
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------


     Cumulative Advances made by Master Servicer:

          Interest Advances:                           $       140,088.64
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                              $             0.00
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------

     Unpaid Principal Balance -
     Current Loans  September 30, 1995                 $   108,422,748.01
                                                    ---------------------







Certificate Provided By:  _______________________________   Date:
                                                                 --------

                                                               Exhibit 4

                              FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                                             SERIES 1995-4
                                       CERTIFICATEHOLDER REPORT
                                      DISTRIBUTION DATE: 11/25/95

FACTORS  (Per $1,000 Of Original Certificate Balance)
                                                                                    Ending
                             Original           Interest       Principal       Certificate
                CUSIP     Certificate       Distribution    Distribution           Balance
               Number         Balance             Factor          Factor            Factor
   Class S       ____  110,787,857.17/(a)/    0.41041664      0.00000000      993.92657221
   Class A  525177AE1  109,983,388.00         5.67470753      6.11785163      980.78780361



INTEREST

                                                        Monthly                                Current
                           Interest  Interest On       Interest                    Interest   Interest
             Certificate  Carryover    Carryover  Distributable      Interest  Distribution  Carryover
                    Rate  Shortfall    Shortfall         Amount  Distribution       Payment  Shortfall
   Class S      0.49250%       0.00         0.00      45,469.18     45,469.18     45,469.18       0.00
   Class A      6.90000%       0.00         0.00     624,123.56    624,123.56    624,123.56**     0.00

     Total                     0.00         0.00     669,592.74    669,592.74    669,592.74       0.00


PRINCIPAL

                       Outstanding       Monthly                                            Current
             Beginning   Principal     Principal                   Principal       Ending Principal
           Certificate   Carryover Distributable     Principal Distribution   Certificate Carryover
               Balance   Shortfall        Amount  Distribution      Payment       Balance Shortfall
Class S 110,787,857.17        ____          ____          ____         ____ 110,114,995.12     ____
Class A 108,543,227.60        0.00    672,862.05    672,862.05   672,862.05 107,870,365.55     0.00

  Total 108,543,227.60        0.00    672,862.05    672,862.05   672,862.05 107,870,365.55     0.00


DISTRIBUTIONS                                                    OTHER INFORMATION
FHA Premium Account Deposit                          17,490.86   Defaulted Loans During The Related Due Period                0.00
Master Servicer Fee                                  18,464.50   Principal Balance Of All Defaulted Mortgage Loans            0.00
Master Servicer Reimbursement                             0.00   Cram Down Losses                                             0.00
Trustee Fee                                           2,308.08   Excess Interest Paid As Principal                            0.00
Priority Expenses                                         0.00   Required OC Amount                                          2.00%
Class Interest Distribution                         669,592.74   Overcollateralization Prior to Allocation of
Amounts Owing to Certificate Insurer                 16,824.20       Distributable Excess Spread                      2,244,629.57
Class A Principal Distribution                      672,862.05   Actual Overcollateralization                         2,244,629.57
Class A Guaranteed Principal Distribution Amount          0.00   Required Overcollateralization                       2,244,558.94
Successor Master Servicer Fee                             0.00   Beginning Collateral Balance                       110,787,857.17
Other Fee                                                 0.00   Ending Collateral Balance                          110,114,995.12
Class R Distribution                                446,986.58

Total Distribution Amount                         1,844,529.01

/(a)/ The Class S Notional Amount as of the                      /**/ An additional $139.79 will be added to this
Reference Date of September 30, 1995                             payment.  This represents a revision of the 9-25-
                                                                 95 Certificateholder Report (copy to follow).

                                                  22

                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4

  **************************************************************************

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of July 1, 1995 among
Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the November 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  October 1, 1995 - October 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)):

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:  October 20, 1995         $   110,787,857.17
                                                    ---------------------

          Less:  Total Amount of Defaulted
          Mortgage Loan:      October 31, 1995         $             0.00
                                                    ---------------------
          Adjusted Beginning
          Aggregate Principal Balance:                 $   110,787,857.17
                                                    ---------------------

          Interest due on Mortgage Loans during
          the preceding Due Period:                    $     1,162,608.59
                                                    ---------------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                    $     1,123,844.95
                                                    ---------------------

     Principal:

          Regular Installments                         $       163,697.14
                                                    ---------------------

          Curtailments                                 $        43,069.25
                                                    ---------------------

          Full Prepayments                             $       466,095.66
                                                    ---------------------

          Foreclosures (Claim Funds Received)/
          Other:  See explanation                      $             0.00
                                                    ---------------------

          Total Principal Collections:                 $       672,862.05
                                                    ---------------------

Defective Mortgage Loans Purchased by Keystone as of the October 31, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                        $             0.00
                                                    ---------------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                         $             0.00
                                                    ---------------------

Mortgage Loans Purchased by Master Servicer as of the October 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:         $             0.00
                                                    ---------------------

     (ii) Unpaid accrued interest for such Mortgage
          Loans with Rejected Claims:                  $             0.00
                                                    ---------------------

Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)   100% of the Aggregate Principal Balance
           for Mortgage Loan:                          $             0.00
                                                    ---------------------

     (ii)  Unpaid Accrued Interest:                    $             0.00
                                                    ---------------------

     (iii) Fair Market Value of Pending FHA Claims
           as determined by Independent Appraiser:     $             0.00
                                                    ---------------------

     (iv)  Fair Market Value of Foreclosed
           Properties as determined by Independent
           Appraiser:                                  $             0.00
                                                    ---------------------

TOTAL DISTRIBUTION AMOUNT:                             $     1,835,470.64
                                                    =====================

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance -
     Beginning Due Period                              $     1,255,377.02
                                                    ---------------------

     FHA Claims Paid                                   $             0.00
                                                    ---------------------

     FHA Insurance Reductions/Additions                $     3,478,871.82
                                                    ---------------------

     FHA Insurance Coverage Balance -
     End of Due Period                                 $     4,734,248.84
                                                    ---------------------

     FHA Claims Filed                                  $             0.00
                                                    ---------------------

     FHA Claim Funds Available


     from Other Transactions                           $     3,313,128.27
                                                    ---------------------


DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month
          Based on 4 Months.                                0.00%
                                                    ----------------------

     Cumulative Default Percentage                          0.00%
                                                    ----------------------

     30 Day + Delinquency Percentage                        2.52%
                                                    ----------------------

     60 Day + Delinquency Percentage                        0.41%
                                                    ----------------------

DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                             $             0.00
                                                    ---------------------


     Recoveries on Defaulted Loans
     during the prior Due Period (Current):            $             0.00
                                                    ---------------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from
     the Trust (Cumulative):                           $             0.00
                                                    ---------------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                  $             0.00
                                                    ---------------------

     Remaining defaulted loan balance reflecting all
     collections received (losses):                    $             0.00
                                                    ---------------------

     Total loans to be foreclosed
     (see attached):                          #  0     $             0.00
                                                    ---------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):           $        17,490.86
                                                    ---------------------

     FHA Premiums Collected on Invoiced Loans:         $        42,822.64
                                                    ---------------------

     FHA Premiums and Other Charges Due:               $         3,206.79
                                                    ---------------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:            $        11,629.14
                                                    ---------------------

     Master Servicer Fee (4.05.a.ii):                  $        18,464.50
                                                    ---------------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                           $        46,101.66
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------


     Cumulative Advances made by Master Servicer:

          Interest Advances:                           $       180,354.66
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                              $             0.00
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------

     Unpaid Principal Balance -
     Current Loans  October 31, 1995                   $   107,340,863.90
                                                    ---------------------







Certificate Provided By:  /s/ Kelly Stricklan             Date:  11/17/95
                          --------------------                   --------

                                                               Exhibit 5

                              FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                                             SERIES 1995-4
                                       CERTIFICATEHOLDER REPORT
                                      DISTRIBUTION DATE: 12/25/95

FACTORS  (Per $1,000 Of Original Certificate Balance)
                                                                                             Ending
                                    Original        Interest       Principal            Certificate
                     CUSIP       Certificate    Distribution    Distribution                Balance
                    Number           Balance          Factor          Factor                 Factor
     Class S          None    110,787,857.17/(a)/    0.40792404      0.00000000           989.38508669
     Class A     525177AE1    109,983,388.00         5.63952985      5.75801284           975.02979077


INTEREST
                                                       Monthly                                  Current
                         Interest   Interest On       Interest                      Interest   Interest
        Certificate     Carryover     Carryover  Distributable       Interest   Distribution  Carryover
               Rate     Shortfall     Shortfall         Amount   Distribution        Payment  Shortfall
Class S      0.49250%        0.00          0.00     45,193.03       45,193.03      45,193.03       0.00
Class A      6.90000%        0.00          0.00    620,254.60      620,254.60     620,254.60       0.00

  Total                        0.00          0.00    665,447.63  665,447.63     665,477.63     0.00


PRINCIPAL

                         Outstanding  Monthly/(b)/                                             Current
               Beginning   Principal     Principal                 Principal         Ending  Principal
             Certificate   Carryover Distributable    Principal Distribution    Certificate  Carryover
                 Balance   Shortfall        Amount Distribution      Payment        Balance  Shortfall
Class S   110,114,995.12        ____          ____         ____         ____ 109,611,853.67       ____
Class A   107,870,365.55        0.00    633,285.76   633,285.76   633,285.76 107,237,079.79       0.00

  Total   107,870,365.55        0.00    633,285.76   633,285.76   633,285.76 107,237,079.79       0.00


                                                                                           9

DISTRIBUTIONS                                                    OTHER INFORMATION
FHA Premium Account Deposit                          17,324.10   Defaulted Loans During The Related Due Period    130,144.31
Master Servicer Fee                                  18,352.79   Principal Balance Of All Defaulted
Master Servicer Reimbursement                         5,420.67        Mortgage Loans                              130,144.31
Trustee Fee                                           2,294.06   Cram Down Losses                                       0.00
Priority Expenses                                         0.00   Excess Interest Paid As Principal                130,144.31
Class Interest Distribution                         665,447.63   Required OC Amount                                    2.00%
Amounts Owing to Certificate Insurer                 16,180.55   Overcollateralization Prior to Allocation of
Class A Principal Distribution                      633,285.76       Distributable Excess Spread                2,374,773.88
Class A Guaranteed Principal Distribution Amount          0.00   Actual Overcollateralization                   2,374,773.88
Successor Master Servicer Fee                             0.00   Required Overcollateralization                 2,244,558.94
Other Fee                                                 0.00   Beginning Collateral Balance                 110,114,995.12
Class R Distribution                                309,289.21   Ending Collateral Balance                    109,611,853.67

Total Distribution Amount                         1,667,594.77

/(a)/ The Class S Notional Amount as of the Reference Date of September 30, 1995; /(b)/ Includes
Guaranteed Principal, if any.


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4

  **************************************************************************

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of July 1, 1995 among
Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the December 20, 1995 Distribution Date is being presented to the Trustee, for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  November 1, 1995 - November 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b)):

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:  November 20, 1995        $   110,114,995.12
                                                    ---------------------

          Less:  Total Amount of
          Defaulted Mortgage Loan: November 30, 1995   $       130,144.31
                                                    ---------------------
          Adjusted Beginning
          Aggregate Principal Balance:                 $   109,984,850.81
                                                    ---------------------

          Interest due on Mortgage Loans during
          the preceding Due Period:                    $     1,154,104.14
                                                    ---------------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                    $     1,117,379.22
                                                    ---------------------

     Principal:

          Regular Installments                         $       165,501.32
                                                    ---------------------

          Curtailments                                 $        24,059.21
                                                    ---------------------

          Full Prepayments                             $       313,580.92
                                                    ---------------------

          Foreclosures (Claim Funds Received)/
          Other:  See explanation                      $             0.00
                                                    ---------------------

          Total Principal Collections:                 $       503,141.45
                                                    ---------------------

Defective Mortgage Loans Purchased by Keystone as of the November 30, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                        $             0.00
                                                    ---------------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                         $             0.00
                                                    ---------------------
                                      28

Mortgage Loans Purchased by Master Servicer as of the November 30, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:         $             0.00
                                                    ---------------------

     (ii) Unpaid accrued interest for such Mortgage
          Loans with Rejected Claims:                  $             0.00
                                                    ---------------------

Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)   100% of Aggregate Principal Balance
           for Mortgage Loan:                          $             0.00
                                                    ---------------------

     (ii)  Unpaid Accrued Interest:                    $             0.00
                                                    ---------------------

     (iii) Fair Market Value of Pending FHA Claims
           as determined by Independent Appraiser:     $             0.00
                                                    ---------------------

     (iv)  Fair Market Value of Foreclosed
           Properties as determined by Independent
           Appraiser:                                  $             0.00
                                                    ---------------------

TOTAL DISTRIBUTION AMOUNT:                             $     1,657,245.59
                                                    =====================

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance -
     Beginning Due Period                              $      N/A
                                                    ---------------------
     FHA Claims Paid                                   $      N/A
                                                    ---------------------

     FHA Insurance Reductions/Additions                $      N/A
                                                    ---------------------

     FHA Insurance Coverage Balance -
     End of Due Period                                 $      N/A
                                                    ---------------------
     FHA Claims Filed                                  $      N/A
                                                    ---------------------

     FHA Claim Funds Available
     from Other Transactions                           $      N/A
                                                    ----------------------


DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month
          Based on 5 Months.                                0.33%
                                                    ----------------------

     Cumulative Default Percentage                          0.12%
                                                    ----------------------

     30 Day + Delinquency Percentage                        3.45%
                                                    ----------------------

     60 Day + Delinquency Percentage                        0.63%
                                                    ----------------------

DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                             $       130,144.31
                                                    ---------------------


     Recoveries on Defaulted Loans
     during the prior Due Period (Current):            $             0.00
                                                    ---------------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from
     the Trust (Cumulative):                           $             0.00
                                                    ---------------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                  $             0.00
                                                    ---------------------

     Remaining defaulted loan balance reflecting all
     collections received (losses):                    $             0.00
                                                    ---------------------

     Total loans to be foreclosed
     (see attached):                          #  0     $             0.00
                                                    ---------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):           $        17,324.10
                                                    ---------------------

     FHA Premiums Collected on Invoiced Loans:         $        42,366.06
                                                    ---------------------

     FHA Premiums and Other Charges Due:               $         5,127.53
                                                    ---------------------



     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:            $        12,110.13
                                                    ---------------------

     Master Servicer Fee (4.05.a.ii):                  $        18,352.79
                                                    ---------------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                           $        36,724.92
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------


     Cumulative Advances made by Master Servicer:

          Interest Advances:                           $       215,577.20
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                              $         5,420.67
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------

     Unpaid Principal Balance -
     Current Loans  November 30, 1995                  $   105,705,250.98
                                                    ---------------------







Certificate Provided By:  /s/ Kelly Stricklan             Date:  12/15/95
                          --------------------                   --------

                                                               Exhibit 6

                              FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                                             SERIES 1995-4
                                       CERTIFICATEHOLDER REPORT
                                      DISTRIBUTION DATE: 1/25/96


FACTORS  (Per $1,000 Of Original Certificate Balance)
                                                                                             Ending
                                 Original           Interest       Principal            Certificate
                     CUSIP    Certificate       Distribution    Distribution                Balance
                    Number        Balance             Factor          Factor                 Factor
     Class S          None 110,787,857.17/(a)/    0.40606011      0.00000000           983.88291880
     Class A     525177AE1 109,983,388.00         5.60642131      8.09753478           966.93225599


INTEREST                                          Monthly                                  Current
                      Interest  Interest On      Interest                    Interest     Interest
        Certificate  Carryover    Carryover Distributable     Interest   Distribution    Carryover
               Rate  Shortfall    Shortfall        Amount Distribution        Payment    Shortfall
Class S    0.49250%       0.00         0.00     44,986.53    44,986.53      44,986.53         0.00
Class A    6.90000%       0.00         0.00    616,613.21   616,613.21     616,613.21         0.00

  Total                   0.00         0.00    661,599.74   661,599.74     661,599.74         0.00


PRINCIPAL


                        Outstanding  Monthly /(b)/                                              Current
              Beginning   Principal      Principal                  Principal         Ending  Principal
            Certificate   Carryover  Distributable     Principal Distribution    Certificate  Carryover
                Balance   Shortfall         Amount  Distribution      Payment        Balance  Shortfall
Class S  109,611,853.67        ____           ____          ____         ____ 109,002,280.28       ____
Class A  107,237,079.79        0.00     890,594.31    890,594.31   890,594.31 106,346,485.48       0.00

  Total  107,237,079.79        0.00     890,594.31    890,594.31   890,594.31 106,346,485.48       0.00


DISTRIBUTIONS                                      OTHER INFORMATION
FHA Premium Account Deposit             17,165.61  Defaulted Loans During The Related Due
Master Servicer Fee                     18,269.02  Period                                   281,020.92
Master Servicer Reimbursement           14,452.19  Principal Balance Of All Defaulted
Trustee Fee                              2,283.58  Mortgage Loans                           411,165.23
Priority Expenses                            0.00  Cram Down Losses                               0.00
Class Interest Distribution            661,599.74  Excess Interest Paid As Principal        281,020.92
Amounts Owing to Certificate Insurer    16,621.75  Required OC Amount                            2.00%
Class A Principal Distribution         890,594.31  Overcollateralization Prior to
Class A Guaranteed Principal                       Allocation of
Distribution Amount                          0.00  Distributable Excess Spread            2,655,794.80
Successor Master Servicer Fee                0.00  Actual Overcollateralization           2,655,794.80
Other Fee                                    0.00  Required Overcollateralization         2,244,558.94
Class R Distribution                   141,992.56  Beginning Collateral Balance         109,611,853.67
                                                   Ending Collateral Balance            109,002,280.28
Total Distribution Amount            1,762,978.76


/(a)/ The Class S Notional Amount as of the Reference Date of September 30, 1995.  /(b)/ Includes
Guaranteed Principal, if any.


                         MASTER SERVICER CERTIFICATE
                      FHA TITLE 1 HOME IMPROVEMENT LOAN
                   PASS-THROUGH CERTIFICATES, SERIES 1995-4

  *************************************************************************

In accordance with Section 4.01 (c) of the Pooling and Servicing Agreement (FHA Title 1 Loans) (the "Agreement") dated as of July 1, 1995 among Lehman ABS Corporation, as Depositor, the First National Bank of Keystone, Lomas Mortgage USA, Inc., as Master Servicer and Claims Administrator, and First Bank National Association as Trustee and as Contract of Insurance Holder, the following data for the January 22, 1996 Distribution Date is being presented to the Trustee for use in making distributions, transfers, deposits, withdrawals and overcollateralization calculations pursuant to the Agreement. Capitalized terms used in the Certificate are used as defined in the Agreement.

DUE PERIOD:  December 1, 1995 - December 31, 1995

DISTRIBUTION AMOUNT:

Mortgage Payments Received (4.03(b))-

     Interest:

          Ending Aggregate Principal Balance
          of Mortgage Loans as of the preceding
          Distribution Date:  December 20, 1995        $   109,611,853.67
                                                    ---------------------

          Less:  Total Amount of
          Defaulted Mortgage Loan: December 31, 1995   $       411,165.23
                                                    ---------------------
          Adjusted Beginning
          Aggregate Principal Balance:                 $   109,200,688.44
                                                    ---------------------

          Interest due on Mortgage Loans during
          the preceding Due Period:                    $     1,145,527.70
                                                    ---------------------

          Interest collected on Mortgage Loans during
          the preceding Due Period:                    $     1,051,020.28
                                                    ---------------------

     Principal:

          Regular Installments                         $       156,613.50
                                                    ---------------------

          Curtailments                                 $         9,980.53
                                                    ---------------------

          Full Prepayments                             $       442,979.36
                                                    ---------------------

          Foreclosures (Claim Funds Received)/
          Other:  See explanation                      $             0.00
                                                    ---------------------

          Total Principal Collections:                 $       609,573.39
                                                    ---------------------

Defective Mortgage Loans Purchased by Keystone as of December 31, 1995 Monthly Cutoff
(2.04(c) and 3.12(b)):

     (i)  100% of the Principal Balance of
          such Defective Loans:                        $             0.00
                                                    ---------------------

     (ii) Unpaid accrued interest for such
          Defective Mortgages:                         $             0.00
                                                    ---------------------

Mortgage Loans Purchased by Master Servicer as of the December 31, 1995 Monthly Cutoff (3.12(b)):

     (i)  100% of the Principal Balance of
          Mortgage Loans with Rejected Claims:         $             0.00
                                                    ---------------------

     (ii) Unpaid accrued interest for such Mortgage
          Loans with Rejected Claims:                  $             0.00
                                                    ---------------------

Amounts received from Keystone upon
optional termination (9.01(d)):

     (i)   100% of Aggregate Principal Balance
           for Mortgage Loan.                          $             0.00
                                                    ---------------------

     (ii)  Unpaid Accrued Interest                     $             0.00
                                                    ---------------------

     (iii) Fair Market Value of Pending FHA Claims
           as determined by Independent Appraiser:     $             0.00
                                                    ---------------------

     (iv)  Fair Market Value of Foreclosed
           Properties as determined by Independent
           Appraiser:                                  $             0.00
                                                    ---------------------

TOTAL DISTRIBUTION AMOUNT:                             $     1,755,101.09
                                                    =====================

FHA INSURANCE INFORMATION:

     FHA Insurance Coverage Balance -
     Beginning Due Period                              $     4,734,248.84
                                                    ---------------------

     FHA Claims Paid                                   $             0.00
                                                    ---------------------

     FHA Insurance Reductions/Additions                $     2,774,350.33
                                                    ---------------------

     FHA Insurance Coverage Balance -
     End of Due Period                                 $     7,508,599.17
                                                    ---------------------

     FHA Claims Filed                                  $             0.00
                                                    ---------------------

     FHA Claim Funds Available
     from Other Transactions                           $     6,459,759.45
                                                    ---------------------


DELINQUENCY INFORMATION:

     Annual Default Percentage - Rolling Twelve Month
          Based on 6 Months.                                0.85%
                                                    ----------------------

     Cumulative Default Percentage                          0.37%
                                                    ----------------------

     30 Day + Delinquency Percentage                        4.20%
                                                    ----------------------

     60 Day + Delinquency Percentage                        0.87%
                                                    ----------------------

DEFAULTED MORTGAGE LOANS:

     Total amount of Mortgage Loans which
     became Defaulted Mortgage Loans during
     the prior Due Period:                             $       281,020.92
                                                    ---------------------


     Recoveries on Defaulted Loans during the
     prior Due Period (Current):                       $             0.00
                                                    ---------------------

     Amounts, if any, received with respect
     to a Mortgage Loan or any related
     Foreclosed Property subsequent to the
     date of repurchase of such Mortgage Loan
     or Foreclosed Property from
     the Trust (Cumulative):                           $             0.00
                                                    ---------------------

     The aggregate amount, if any, of any
     Cram Down Losses that shall have occurred
     during the preceding Due Period:                  $             0.00
                                                    ---------------------

     Remaining defaulted loan balance reflecting all
     collections received (losses):                    $             0.00
                                                    ---------------------

     Total loans to be foreclosed
     (see attached):                          #  0     $             0.00
                                                    ---------------------


OTHER:

     FHA Premium Account Deposit (4.05.a.1):           $        17,165.61
                                                    ---------------------

     FHA Premiums Collected on Invoiced Loans:         $        40,225.23
                                                    ---------------------

     FHA Premiums and Other Charges Due:               $         2,302.37
                                                    ---------------------

     Shortfall in FHA Premium Account Deposits
     in respect of Invoiced Mortgage Loans:            $        13,882.71
                                                    ---------------------

     Master Servicer Fee (4.05.a.ii):                  $        18,269.02
                                                    ---------------------

     Total Advances made by Master Servicer with respect to Distribution Date (3.08(a)):

          Interest Advances:                           $        94,507.42
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------


     Cumulative Advances made by Master Servicer:

          Interest Advances:                           $       304,663.95
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------

     Advances made by Master Servicer
     entitled to reimbursement (4.05.a.iii):

          Amount of Interest Advances
          to be reimbursed from unrelated
          Mortgage Loans:                              $        14,452.19
                                                    ---------------------

          Foreclosure Advances:                        $             0.00
                                                    ---------------------

     Unpaid Principal Balance -
     Current Loans  December 31, 1995                  $   104,009,471.97
                                                    ---------------------







Certificate Provided By:     /s/ Kelly Stricklan           Date:  1/17/96
                          -----------------------                 -------